MUNIVEST
NEW JERSEY
FUND, INC.




Annual Report
October 31, 1998


This report, including the financial information herein, is transmitted to the shareholders of MuniVest New Jersey Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest
New Jersey Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIVEST NEW JERSEY FUND, INC.


The Benefits and
Risks of
Leveraging

MuniVest New Jersey Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.





MuniVest New Jersey Fund, Inc., October 31, 1998


DEAR SHAREHOLDER

For the year ended October 31, 1998, the Common Stock of MuniVest New Jersey Fund, Inc. earned $0.771 per share income dividends, which included earned and unpaid dividends of $0.066. This represents a net annualized yield of 5.24%, based on a month-end per share net asset value of $14.72. Over the same period, the total investment return on the Fund's Common Stock was +9.63%, based on a change in per share net asset value from $14.18 to $14.72, and assuming reinvestment of $0.771 per share income dividends.

For the six-month period ended October 31, 1998, the total investment return on the Fund's Common Stock was +6.56%, based on a change in per share net asset value from $14.19 to $14.72, and assuming reinvestment of $0.383 per share income dividends.

For the six-month period ended October 31, 1998, the Fund's Auction Market Preferred Stock had an average yield of 3.40%.


The Municipal Market Environment
During the six months ended October 31, 1998, long-term bond yields declined significantly. The near absence of any inflationary pressures in the United States continued to support historic low interest rates. Additionally, foreign economic factors have continued to outweigh US domestic fundamentals, as they have for much of 1998. The economic crisis that began in Asia over a year ago has spread both to Russia and South America. However, economic factors in these countries have begun to negatively impact US growth. For example, employment in the US manufacturing sector declined in recent months as a result of reduced demand for export goods. Concern that the modest decline in US economic growth seen thus far would spread and intensify led the Federal Reserve Board to lower short-term interest rates in late September, in mid-October and in mid-November. These actions were taken to offset the drag of foreign economies on future US growth.

US Treasury bond yields continued to benefit from a strong "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp equity market correction, which began at the end of August, triggered a further flight into US Treasury securities. Long-term US Treasury bond yields fell over 90 basis points (0.90%) to approximately 5% by the end of September. This is the lowest level since the US Treasury reintroduced 30-year maturity bond auctions in 1977.

By early October, worldwide investor confidence began to rise, reducing the demand for the safety and liquidity of US Treasury securities. Investor confidence was restored by the belief that major world governments, as well as the International Monetary Fund, would take the necessary action to support weak domestic economies in Asia and Latin America. Additionally, rapid recovery in US and world equity markets caused some investors to reallocate funds from US debt instruments back to various world equity markets. US Treasury securities yields rose for the remainder of the month to end October at 5.15%. During the six-month period ended October 31, 1998, long-term Treasury security yields declined approximately 80 basis points.

During the past 12 months, the tax-exempt bond market has contended with significant new-issue supply pressures. Over the past year, more than $277 billion in new long-term tax-exempt bonds were underwritten, an increase of almost 30% compared to the same period a year ago. During the most recent six-month period, approximately $140 billion in new long-term municipal bonds were underwritten, representing an increase of more than 15% over the same six-month period last year. This increased supply, coupled with the high returns the US equity market generated for much of 1998, was one of the major reasons municipal bond yields declined less than their taxable counterparts during the period.

The continued increase in new bond issuance has required ever-lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond financings. Consequently, the pace of new bond issuance has slowed in recent months. In fact, the trend may be reversing. During the three months ended October 31, 1998, just over $60 billion in new long-term municipal bonds were underwritten, a decline of 4% compared to the same quarter a year ago. During the month of October, there were less than $20 billion in new municipal bond securities issued, a decline of over 10% compared to October 1997. We will monitor this trend closely in the coming months to determine if the supply pressures exerted thus far in 1998 are abating and fostering a more balanced supply/demand environment.

Throughout the six-month period ended October 31, 1998, municipal bond yields followed a pattern that was similar to US Treasury securities, although the yield declines were more muted. As measured by the unmanaged Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt revenue bond yields declined over 40 basis points to 5.09% by the end of September, their lowest level since the early 1970s. Municipal bond yields rose during October to end the period at 5.24%. Over the past six months, long-term tax-exempt bond yields declined almost 30 basis points.

Although municipal bond yields declined during the six-month period, recent supply pressures and the absence of the safe haven status enjoyed by US securities caused municipal bond yields to rise relative to US Treasury bond yields. At October 31, 1998, long-term tax-exempt bond yield spreads were attractive relative to US Treasury securities of comparable maturities (over 100%), well in excess of their historic range of 85%--88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Historically, yield spreads have been wider than these levels when there have been potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds.

Currently, municipal bond investors find themselves in a unique investment environment. Previous opportunities to purchase tax-exempt bonds with yields exceeding that of comparable US Treasury issues have been limited to relatively brief episodes and then further limited to a few municipal credits undergoing specific financial pressures. At present, almost the entire municipal bond universe, across nearly all maturity and credit sectors, can be purchased at yields greater than their taxable counterparts. However, the current opportunity may quickly disappear should tax-exempt bond supply pressures diminish or the safe-haven status of US Treasury securities become less desirable. Under these conditions, municipal bond ratios should quickly revert to more normal historic percentages, certainly well below their presently attractive levels.


Portfolio Strategy
As a result of our efforts to move from a neutral to a more constructive market strategy, the Fund generated a competitive return for the six months ended October 31, 1998. The shift in our outlook evolved early in the period as the prospect of escalating global economic and financial market turmoil set the stage for sharply lower interest rates.

Much of the activity reflecting this shift centered around a reduction in the Fund's exposure to bonds possessing minimal call protection. Most of these securities were issued in a higher-interest rate environment and, consequently, we sold them at substantial premiums to face value. We invested the proceeds from these sales in high-quality issues that are well protected from early redemption and are likely to perform well as interest rates decline. Through these restructuring efforts, the Fund is better positioned to withstand the likely onslaught of municipal bond redemptions as issuers reap the benefits of refinancing outstanding debt. We believe that this active approach to managing the Fund's average call protection is likely to provide a more stable dividend over time.

However, throughout the past six months, the technical constraints of the New Jersey municipal market hampered our ability to carry out our restructuring strategy in a timely manner. While new-issue volume across the country rose more than 15% during the period as compared to levels for the same six-month period a year ago, there was a 25% decline in a similar measure of New Jersey issuance. Furthermore, investor demand accelerated, thereby increasing competition for an already shrinking supply of bonds.

Leverage continues to benefit the Fund's Common Stock shareholders, as the Fund's cost of borrowing, as reflected by short-term tax-exempt interest rates, remains well below the yields available on long-term municipal bonds. In fact, borrowing costs actually declined with the general move toward lower short-term interest rates brought on by the recent shift toward easier monetary policy. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result reduce the yield to the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniVest New Jersey Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



December 2, 1998



MuniVest New Jersey Fund, Inc., October 31, 1998



PROXY RESULTS
During the six-month period ended October 31, 1998, MuniVest New Jersey Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 14, 1998. The description of each proposal and number of shares voted are as follows:


                                                                                    Shares Voted                Shares Withheld
                                                                                        For                       From Voting
1.To elect the Fund's Board of Directors:    Edward H. Meyer                         5,311,163                       83,709
                                             Jack B. Sunderland                      5,311,163                       83,709
                                             J. Thomas Touchton                      5,311,163                       83,709
                                             Fred G. Weiss                           5,311,163                       83,709
                                             Arthur Zeikel                           5,311,163                       83,709

                                                                                   Shares Voted   Shares Voted   Shares Voted
                                                                                        For          Against        Abstain
2.To select Ernst & Young LLP as the Fund's independent auditors.                    5,282,767        76,228         39,537


During the six-month period ended October 31, 1998, MuniVest New
Jersey Fund, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 14, 1998. The description of each proposal and number of shares voted are as follows:


                                                                                   Shares Voted                 Shares Withheld
                                                                                        For                       From Voting
1.To elect the Fund's Board of Directors:    Donald Cecil                              1,259                           49
                                             M. Colyer Crum                            1,259                           49
                                             Edward H. Meyer                           1,259                           49
                                             Jack B. Sunderland                        1,259                           49
                                             J. Thomas Touchton                        1,259                           49
                                             Fred G. Weiss                             1,259                           49
                                             Arthur Zeikel                             1,259                           49

                                                                                   Shares Voted   Shares Voted   Shares Voted
                                                                                        For          Against        Abstain
2.To select Ernst & Young LLP as the Fund's independent auditors.                      1,308            0              0


PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniVest New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of the securities according to the list at right.

AMT            Alternative Minimum Tax (subject to)
COP            Certificates of Participation
GO             General Obligation Bonds
EDA            Economic Development Authority
RIB            Residual Interests Bonds
RITR           Residual Interest Trust Receipts
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes



MuniVest New Jersey Fund, Inc., October 31, 1998

SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
                   S&P      Moody's   Face                                                                        Value
STATE              Ratings  Ratings  Amount  Issue                                                              (Note 1a)
New Jersey--99.4%   AAA     Aaa     $ 2,500  Camden County, New Jersey, Improvement Authority, Lease Revenue
                                             Bonds (County Guaranteed), 6.15% due 10/01/2004 (d)(f)            $   2,834

                    AAA     Aaa       1,000  Camden County, New Jersey, Municipal Utilities Authority,
                                             Sewer Revenue Refunding Bonds, 5.20% due 7/15/2015 (b)                1,035

                    AAA     Aaa       1,815  Cape May County, New Jersey, Industrial Pollution Control
                                             Financing Authority Revenue Bonds (Atlantic City Electric
                                             Company Project), AMT, Series A, 7.20% due 11/01/2029 (d)             2,103

                    AAA     Aaa       1,425  East Orange, New Jersey, Board of Education (AGH Leasing
                                             Inc.), COP, 5.32%** due 8/01/2017 (c)                                   566

                    NR*     Aaa       2,875  Hudson County, New Jersey, Improvement Authority, Facility
                                             Lease Revenue Bonds, Residual Certificates, RIB, Series 34,
                                             7.285% due 10/01/2024 (b)(e)                                          3,103

                    AA      Aa3       3,200  Jersey City, New Jersey, School GO, UT,  6.65% due 2/15/2002 (f)      3,547

                    AAA     Aaa         835  Metuchen, New Jersey, School District, GO, UT,  5.15% due
                                             9/15/2019 (b)                                                           847

                    AAA     Aaa       1,600  Middlesex County, New Jersey, COP,  6.125% due 2/15/2004 (d)(f)       1,782

                    AAA     Aaa       1,690  New Jersey Casino Reinvestment Development Authority,
                                             Parking Fee Revenue Bonds, Series A, 5.25% due 10/01/2016             1,738

                                             New Jersey EDA, First Mortgage Revenue Bonds:
                    NR*     NR*       1,250     (Franciscan Oaks Project), 5.70% due 10/01/2017                    1,253
                    NR*     NR*       1,250     (Franciscan Oaks Project), 5.75% due 10/01/2023                    1,253
                    BBB-    NR*       2,000     Refunding (Fellowship Village), Series A,  5.50% due
                                                1/01/2025                                                          2,011

                                             New Jersey EDA, Natural Gas Revenue Refunding Bonds (NUI
                                             Corporation), Series A:
                    AAA     Aaa       3,900     6.35% due 10/01/2022 (a)                                           4,385
                    AAA     Aaa       1,000     AMT, 5.70% due 6/01/2032 (d)                                       1,058

                                             New Jersey EDA, Revenue Bonds:
                    AAA     Aaa       2,400     (Educational Testing Service), Series B, 6.25% due
                                                5/15/2025                                                          2,695
                    NR*     Aa3       1,500     Refunding (Burlington Coat Factory), 6.125% due 9/01/2010          1,673
                    AAA     Aaa       1,000     Refunding (Educational Testing Service), Series A,
                                                4.75% due 5/15/2018 (d)                                              980
                    BBB-    NR*       1,000     Refunding (United Methodist Homes), 5.125% due 7/01/2018 (d)         978
                    NR*     Aaa       7,385     (Saint Barnabas), Series A, 5.625%** due 7/01/2022 (d)             2,267

                    NR*     Aa1       4,500  New Jersey EDA, Solid Waste Disposal Facilities Revenue
                                             Bonds (Garden State Paper Company), AMT, 7.125% due 4/01/2022         4,970

                    BB-     Ba2       3,630  New Jersey EDA, Special Facility Revenue Bonds (Continental
                                             Airlines Inc. Project), AMT,  5.50% due 4/01/2028                     3,573

                                             New Jersey EDA, Water Facilities Revenue Bonds, AMT:
                    AAA     Aaa       2,000     (American Water Company Inc. Project), 6% due 5/01/2036 (b)        2,184
                    AAA     Aaa       2,855     RITR, Series 34, 6.92% due 5/01/2032 (b)(e)                        3,015
                    AAA     Aaa       1,500     RITR, Series 35, 6.87% due 2/01/2038 (d)(e)                        1,576

                    A1+     VMIG1++   1,900  New Jersey EDA, Water Facilities Revenue Refunding Bonds
                                             (United Water New Jersey Inc. Project), VRDN, Series A,
                                             3.65% due 11/01/2026 (a)(g)                                           1,900

                                             New Jersey Health Care Facilities Financing Authority
                                             Revenue Bonds:
                    A-      Baa1      3,135     Refunding (Capital Health System Obligation Group), 5.25%
                                                due 7/01/2027                                                      3,089
                    AAA     Aaa       2,500     Refunding (Hackensack Medical Center), 6.625% due
                                                7/01/2001 (b)(f)                                                   2,735
                    BBB+    NR*       3,000     Refunding (Holy Name Hospital), 6% due 7/01/2025                   3,165
                    AAA     Aaa       5,000     Refunding (Jersey Shore Medical Center), 6.75% due
                                                7/01/2019 (a)                                                      5,689
                    AAA     Aaa       1,000     Refunding (Monmouth Medical Center), Series C, 6.25%
                                                due 7/01/2024 (c)                                                  1,113
                    BBB     Baa2      2,075     Refunding (Saint Elizabeth Hospital Obligation Group),
                                                6% due 7/01/2027                                                   2,200
                    NR*     Baa1      4,200     (Southern Ocean County Hospital), Series A, 6.25% due
                                                7/01/2023                                                          4,466

                    AAA     Aaa       2,000  New Jersey Sports and Exposition Authority, Luxury Tax
                                             Revenue Refunding Bonds (Convention Center), Series A,
                                             6.60% due 7/01/2015 (d)                                               2,210

                    A+      Aa2       2,000  New Jersey Sports and Exposition Authority, Revenue
                                             Refunding Bonds (State Contract), Series A, 6% due 3/01/2021          2,113

                                             New Jersey State Educational Facilities Authority
                                             Revenue Bonds:
                    AAA     Aaa       1,500     (Higher Education--Princeton University), Series C,
                                                6.375% due 7/01/2002 (f)                                           1,664
                    AA+     Aaa       1,000     (Institute for Advanced Study), Series G,  5% due
                                                7/01/2028                                                            997
                    BBB     Baa3      1,000     Refunding (Saint Peter's College), 5.375% due 7/01/2018            1,016

                    AA+     Aaa       1,000  New Jersey State Educational Facilities Authority, Revenue
                                             Refunding Bonds (Institute for Advanced Study), Series F,
                                             5% due 7/01/2018                                                      1,005

                    AA+     Aa1       1,970  New Jersey State, GO, UT, AMT, 7.05% due 7/15/2014                    2,312

                    NR*     Aaa       2,675  New Jersey State Higher Education Assistance Authority,
                                             Student Loan Revenue Bonds, RIB, Series 18, 6.935% due
                                             6/01/2017 (e)                                                         2,721

                    AAA     Aaa       2,700  New Jersey State Housing and Mortgage Finance Agency,
                                             Home Buyer Revenue Bonds, AMT, Series M, 7% due 10/01/2026 (d)        2,953

                    AAA     Aaa       5,150  New Jersey State Transit Corporation, COP (Raymond Plaza
                                             East, Incorporated), 6.50% due 10/01/2016 (c)                         6,003

                    AA-     Aa1       1,865  New Jersey Wastewater Treatment Trust Revenue Bonds,
                                             Series A, 6.50% due 4/01/2004 (f)                                     2,127

                    AAA     Aaa       5,000  Passaic Valley, New Jersey, Sewer Commissioner's Refunding
                                             Bonds (Sewer System), Series D, 5.875% due 12/01/2022 (a)             5,435

                                             Port Authority of New York and New Jersey, Consolidated
                                             Revenue Bonds:
                    AA-     A1        1,500     76th Series, AMT, 6.50% due 11/01/2026                             1,605
                    AA-     A1        1,000     93rd Series, 6.125% due 6/01/2094                                  1,173
                    AAA     Aaa       1,000     104th Series, 3rd Installment, 4.75% due 1/15/2026                   964

                    AAA     Aaa       2,500  Port Authority of New York and New Jersey, Special
                                             Obligation Revenue Bonds (JFK International Air Terminal
                                             Project), AMT, Series 6, 3rd Installment, 5.75% due
                                             12/01/2022                                                            2,656

                                             Port Authority of New York and New Jersey, Special
                                             Obligation Revenue Refunding Bonds (Versatile Structure
                                             Obligation), VRDN (g):
                    A1+     VMIG1++   1,200     3.70% due 8/01/2024                                                1,200
                    A1+     VMIG1++   1,100     Series 2, 3.70% due 5/01/2019                                      1,100
                    NR*     P1          900     Series 4, 3.80% due 4/01/2024                                        900

                    AA-     A3        1,750  University of Medicine and Dentistry, New Jersey, Revenue
                                             Bonds, Series E, 6.50% due 12/01/2001 (f)                             1,927

                    Total Investments (Cost--$109,905)--99.4%                                                    117,864

                    Other Assets Less Liabilities--0.6%                                                              698
                                                                                                                --------
                    Net Assets--100.0%                                                                          $118,562
                                                                                                                ========


                 (a)AMBAC Insured.
                 (b)FGIC Insured.
                 (c)FSA Insured.
                 (d)MBIA Insured
                 (e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
                 (f)Prerefunded.
                 (g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
                  ++Highest short-term rating by Moody's Investors Service, Inc.
                   *Not Rated.
                  **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
                    Ratings of issues shown have not been audited by Ernst & Young LLP.


                    See Notes to Financial Statements.



MuniVest New Jersey Fund, Inc., October 31, 1998


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of October 31, 1998
Assets:             Investments, at value (identified cost--$109,904,691) (Note 1a)                         $117,863,958
                    Cash                                                                                          71,950
                    Interest receivable                                                                        1,722,984
                    Prepaid expenses and other assets                                                             10,063
                                                                                                            ------------
                    Total assets                                                                             119,668,955
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $    983,563
                      Investment adviser (Note 2)                                                52,198        1,035,761
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        71,047
                                                                                                            ------------
                    Total liabilities                                                                          1,106,808
                                                                                                            ------------

Net Assets:         Net assets                                                                              $118,562,147
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (1,500 shares of
                      AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 37,500,000
                      Common Stock, par value $.10 per share (5,505,117 shares
                      issued and outstanding)                                              $    550,512
                    Paid-in capital in excess of par                                         76,624,760
                    Undistributed investment income--net                                        507,070
                    Accumulated realized capital losses on investments--net
                    (Note 5)                                                                 (4,579,462)
                    Unrealized appreciation on investments--net                               7,959,267
                                                                                           ------------
                    Total--Equivalent to $14.72 net asset value per share of
                    Common Stock (market price--$14.875)                                                      81,062,147
                                                                                                            ------------
                    Total capital                                                                           $118,562,147
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 1998
Investment          Interest and amortization of premium and discount earned                                $  6,525,037
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    584,293
                    Commission fees (Note 4)                                                     95,160
                    Professional fees                                                            90,208
                    Accounting services (Note 2)                                                 66,692
                    Directors' fees and expenses                                                 26,147
                    Transfer agent fees                                                          18,224
                    Listing fees                                                                 13,475
                    Printing and shareholder reports                                             11,981
                    Custodian fees                                                                9,630
                    Pricing fees                                                                  6,431
                    Amortization of organization expenses (Note 1e)                               2,715
                    Other                                                                        15,277
                                                                                           ------------
                    Total expenses                                                                               940,233
                                                                                                            ------------
                    Investment income--net                                                                     5,584,804
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          2,170,081
Unrealized Gain on  Change in unrealized appreciation on investments--net                                        743,792
Investments--Net                                                                                            ------------
(Notes 1b,          Net Increase in Net Assets Resulting from Operations                                    $  8,498,677
1d & 3):                                                                                                    ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                For the Year Ended
                                                                                                    October 31,
                    Increase (Decrease) in Net Assets:                                         1998             1997
Operations:         Investment income--net                                                 $  5,584,804     $  5,519,134
                    Realized gain on investments--net                                         2,170,081           36,113
                    Change in unrealized appreciation on investments--net                       743,792        2,137,716
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      8,498,677        7,692,963
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                           (4,239,104)      (4,272,415)
(Note 1f):            Preferred Stock                                                        (1,290,390)      (1,207,695)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (5,529,494)      (5,480,110)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends                                                   105,388               --
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase in net assets                                              3,074,571        2,212,853
                    Beginning of year                                                       115,487,576      113,274,723
                                                                                           ------------     ------------
                    End of year*                                                           $118,562,147     $115,487,576
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    507,070     $    451,760
                                                                                           ============     ============

                    See Notes to Financial Statements.


MuniVest New Jersey Fund, Inc., October 31, 1998


FINANCIAL HIGHLIGHTS
                    The following per share data and ratios
                    have been derived from information provided
                    in the financial statements.
                                                                              For the Year Ended October 31,
                    Increase (Decrease) in Net Asset Value:          1998       1997       1996        1995       1994
Per Share           Net asset value, beginning of year            $   14.18  $   13.78  $   13.76  $   12.18   $   14.89
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                             1.01       1.00       1.01       1.02        1.00
                    Realized and unrealized gain (loss) on
                    investments--net                                    .53        .40        .01       1.58       (2.66)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                   1.54       1.40       1.02       2.60       (1.66)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                           (.77)      (.78)      (.78)      (.76)       (.81)
                      Realized gain on investments--net                  --         --         --         --        (.04)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions to
                    Common Stock shareholders                          (.77)      (.78)      (.78)      (.76)       (.85)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                         (.23)      (.22)      (.22)      (.26)       (.19)
                        Realized gain on investments--net                --         --         --         --        (.01)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total effect of Preferred Stock activity           (.23)      (.22)      (.22)      (.26)       (.20)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of year                  $   14.72  $   14.18  $   13.78  $   13.76   $   12.18
                                                                  =========  =========  =========  =========   =========
                    Market price per share, end of year           $  14.875  $   13.25  $   12.25  $   12.00   $  10.125
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on market price per share                  18.56%     14.78%      8.67%     26.66%     (27.74%)
Return:*                                                          =========  =========  =========  =========   =========
                    Based on net asset value per share                9.63%      9.19%      6.61%     20.74%     (12.43%)
                                                                  =========  =========  =========  =========   =========

Ratios to Average   Expenses, net of reimbursement                     .81%       .83%       .81%       .84%        .79%
Net Assets:**                                                     =========  =========  =========  =========   =========
                    Expenses                                           .81%       .83%       .81%       .84%        .82%
                                                                  =========  =========  =========  =========   =========
                    Investment income--net                            4.78%      4.82%      4.87%      5.20%       4.89%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, net of Preferred Stock, end
Data:               of year (in thousands)                        $  81,062  $  77,988  $  75,775  $  75,657   $  66,978
                                                                  =========  =========  =========  =========   =========
                    Preferred Stock outstanding, end of year
                    (in thousands)                                $  37,500  $  37,500  $  37,500  $  37,500   $  37,500
                                                                  =========  =========  =========  =========   =========
                    Portfolio turnover                               54.73%     39.77%     99.56%     62.45%      68.75%
                                                                  =========  =========  =========  =========   =========

Leverage:           Asset coverage per $1,000                     $   3,162  $   3,080  $   3,021  $   3,018   $   2,786
                                                                  =========  =========  =========  =========   =========

Dividends           Investment income--net                        $     860  $     805  $     818  $     955   $     696
Per Share on                                                      =========  =========  =========  =========   =========
Preferred Stock
Outstanding:++


                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  **Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniVest New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.



MuniVest New Jersey Fund, Inc., October 31, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998 were $63,279,165 and $62,265,934, respectively.

Net realized gains for the year ended October 31, 1998 and net unrealized gains as of October 31, 1998 were as follows:


                                   Realized       Unrealized
                                    Gains           Gains

Long-term investments          $    2,170,081   $  7,959,267
                               --------------   ------------
Total                          $    2,170,081   $  7,959,267
                               ==============   ============


As of October 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $7,959,267, of which $7,999,457 related to appreciated securities and $40,190 related to depreciated securities. The aggregate cost of investments at October 31, 1998 for Federal income tax purposes was $109,904,691.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 1998 increased by 7,164 as a result of dividend reinvestment and during the year ended October 31, 1997 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1998 was 3.23%.

Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $61,756 as commissions.


5. Capital Loss Carryforward:
At October 31, 1998, the Fund had a net capital loss carryforward of approximately $3,113,000, of which $783,000 expires in 2002 and $2,330,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On November 5, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.066112 per share, payable on November 27, 1998 to shareholders of record as of November 20, 1998.



<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniVest New Jersey Fund, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniVest New Jersey Fund, Inc., including the schedule of investments, as of October 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by corresponding with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniVest New Jersey Fund, Inc. at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

Ernst & Young LLP
Princeton, New Jersey
December 1, 1998
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniVest New Jersey Fund, Inc. during its taxable year ended October 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.



MuniVest New Jersey Fund, Inc., October 31, 1998


MANAGED DIVIDEND POLICY (unaudited)

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.



QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of October 31, 1998 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    57.6%
AA/Aa                                      18.1
A/A                                         2.6
BBB/Baa                                    11.7
BB/Ba                                       3.0
NR (Not Rated)                              2.1
Other++                                     4.3

[FN]
++Temporary investments in short-term municipal securities.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank &Trust Company
One State Street
New York, NY 10004


NYSE Symbol
MVJ